UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 3, 2020
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Nuverra Environmental Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6720 N. Scottsdale Road, Suite 190, Scottsdale, AZ 85253
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (602) 903-7802
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	NES	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officer and Board of Directors Compensation Reductions

In connection with a company-wide cost reduction initiative implemented by Nuverra Environmental Solutions, Inc. (the “Company”), certain members of the Company’s executive management team have agreed to voluntarily reduce their base salaries. Charles K. Thompson, the Chairman of the Board and Chief Executive Officer of the Company, has voluntarily reduced his base salary by 25% and Robert Fox, the President and Chief Operating Officer of the Company, has voluntarily reduced his base salary by 20%. Each of the foregoing salary reductions will be effective as of April 6, 2020.

The Board of Directors of the Company has also approved a modification to the non-employee director compensation program that reduces overall cash and non-cash compensation by 25% and reallocates the amount equally between cash and the annual equity grant. The compensation of non-employee members of our Board of Directors, for our 2018 and 2019 fiscal years, consisted of $100,000 in cash and an annual equity grant with a target grant-date value of $50,000. As a result of this modification, compensation of non-employee members of our Board of Directors for the 2020 fiscal year will consist of $56,250 in cash and an annual equity grant with a target grant-date value of $56,250. The Chair of each of the Board’s standing committees also receives cash compensation at the same amount as was paid in the 2018 and 2019 fiscal years. Lawrence A. First, one of the Company’s non-employee directors, has directed the Company to pay directly to certain affiliates of Ascribe Capital LLC (“Ascribe”) any cash compensation otherwise payable to him for service as a non-employee director, and Mr. First has declined to receive any equity-based compensation for his service as a non-employee director, either personally or through Ascribe’s affiliates.

Appointment of Interim Chief Financial Officer

Effective April 3, 2020, the Board of Directors (the “Board”) of Nuverra Environmental Solutions, Inc. (“Nuverra” or the “Company”) appointed Eric Bauer to serve as the Executive Vice President and Interim Chief Financial Officer of the Company. Mr. Bauer will also serve as the Company’s principal financial officer. Charles K. Thompson, the prior Interim Chief Financial Officer, will continue to serve as the Chairman of the Board and Chief Executive Officer of the Company and as the Company’s principal executive officer. Prior to his appointment as Executive Vice President and Interim Chief Financial Officer, Mr. Bauer served as a consultant to the Company since December 2019, advising on various corporate finance matters and strategic projects.

Mr. Bauer, age 39, has over seventeen years of experience in corporate finance and investment banking, working primarily on merger & acquisition advisory, equity underwriting, and debt underwriting across all sectors of the energy industry. Mr. Bauer was most recently a Managing Director at Evercore in the Energy Corporate Advisory Business focused on mergers and acquisitions. Mr. Bauer has previously worked for both Lehman Brothers and Citi in their Global Energy Groups and worked at Avista Capital Partners focused on private equity investing in the energy industry. Mr. Bauer graduated Cum Laude from Southern Methodist University, where he received a BBA in Finance and a BA in History.

There are no (i) family relationships, as defined in Item 401 of Regulation S-K, between Mr. Bauer and any of the Company’s executive officers or directors, or any person nominated to become a director or executive officer, (ii) arrangements or understandings between Mr. Bauer and any other person pursuant to which Mr. Bauer was appointed as Executive Vice President and Interim Chief Financial Officer of the Company, or (iii) transactions in which Mr. Bauer has an interest requiring disclosure under Item 404(a) of Regulation S-K.

In connection with Mr. Bauer’s appointment, he entered into an Employment Agreement with the Company (the “Employment Agreement”), effective as of April 3, 2020. Pursuant to the Employment Agreement, Mr. Bauer will serve as the Executive Vice President and Interim Chief Financial Officer of the Company for a two year term, with such term to be automatically extended for successive one-year periods thereafter, unless either the Company or Mr. Bauer provides at least ninety (90) days prior written notice of termination pursuant to the terms of the Employment Agreement. In the event Mr. Bauer is terminated for Cause (as defined in the Employment Agreement) or voluntarily terminates his employment without Good Reason (as defined in the Employment Agreement) he shall be entitled to payment of accrued and unpaid base salary and reimbursement for expenses incurred through the last day of his employment. In the event Mr. Bauer is terminated without Cause or terminates his employment for Good Reason, Mr. Bauer shall be entitled to (i) payment of accrued and unpaid base salary and reimbursement for expenses incurred through the last day of his employment, (ii) periodic payments in an amount equal to Mr. Bauer’s then-current base salary for a period of six months following the effective date of termination of employment, and (iii) a lump sum amount equal to the sum of six months of the Company’s COBRA premiums in effect on the date of termination.

During and after termination of the Employment Agreement, Mr. Bauer is obligated to maintain the Company’s confidential information in confidence. In addition, he agrees to certain non-competition and non-solicitation covenants for a six-month period following any termination of his employment.

The foregoing description of the Employment Agreement is only a summary and does not purport to be a complete description of the terms and conditions under the Employment Agreement, and such description is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.01 REGULATION FD DISCLOSURE

On April 8, 2020, the Company issued a press release discussing various cost reduction initiatives undertaken by the Company in response to current market conditions. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to this Item 7.01, and including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing. The contents of any URLs referenced in the press release are not incorporated into this Current Report on Form 8-K or any other filings with the Securities and Exchange Commission.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

Exhibit Number	Description

10.1	Employment Agreement, dated April 3, 2020, between the Company and Eric Bauer

99.1	Press Release, dated April 8, 2020

EXHIBIT INDEX

Exhibit
Number         Description

10.1        Employment Agreement, dated April 3, 2020, between the Company and Eric Bauer

99.1        Press Release, dated April 8, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

Date: April 9, 2020	By:	/s/ Joseph M. Crabb
	Name: Title:	Joseph M. Crabb Executive Vice President, Chief Legal Officer and Corporate Secretary